GOODWILL AND INTANGIBLE ASSETS - SCHEDULE OF EXPECTED AMORTIZATION OF INTANGIBLE ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
2016	$ 21,699
2017	6,985
2018	2,600
2019	926
2020 and thereafter	501
Total	$ 32,711	$ 27,055